SUBSEQUENT EVENTS	12 Months Ended
Mar. 31, 2025
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 13 — SUBSEQUENT EVENTS

In connection with the RMB 8 million (approximately $1,102,429) loan that Xihang borrowed from CCB as working capital, on April 8, 2025, Xihang repaid RMB 1.0 million (approximately $137,804) to CCB (see Note 6).

On June 11, 2025, Xinjiang YSX repaid RMB 2 million loan to CCB immediate before the loan maturity date and entered new loan agreement with CCB to borrow the RMB 2 million (approximately $275,607) loan as working capital for an additional year, with a loan maturity date on June 11, 2026 and an effective interest rate of 3.96% per annum.

The Company has performed an evaluation of subsequent events through July 31, 2025, which was the date of the consolidated financial statements were issued, and determined that no other events that would have required adjustment or disclosure in the consolidated financial statements.